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                                                                EXHIBIT 10.14


                    RMH SALES AND MARKETING CONSULTING, INC.
                                40 MORRIS AVENUE
                              BRYN MAWR, PA 19010

                                 June 28, 1996



Chemical Bank,
 individually and as Agent
633 Third Avenue
New York, NY 10017

Ladies and Gentlemen:

        The undersigned (the "Borrower") is a party, together with you, individually and as Agent, to a Credit Agreement between us dated as of May 24, 1996 (the "Credit Agreement") and the Borrower has issued a common stock purchase warrant (the "Warrant") to you in connection therewith. We have advised you that the Borrower intends to consummate a public offer of its common stock with respect to which the gross proceeds to the Borrower will be at least $20,000,000 and with respect to which a registration statement will be filed with the SEC on or before July 31, 1996 (the "Public Offering").

        In connection therewith we have agreed as follows:

        1. You hereby waive all of your registration rights under Section 8 of the Warrant in connection with the Public Offering, and, in the event of the closing of the Public Offering you will, as a result of Section 7.1 of the Warrant, no longer be entitled to exercise the Put Option described in Section 7 of the Warrant. Notwithstanding the fact that certain officers, directors and/or shareholders of the Borrower may purchase additional shares of common stock in the Public Offering, for purposes of Section 2.8 of the Warrant the Fair Market Value of the shares issued in the Offering shall be deemed to be the offering price thereof.

        2. A portion of the proceeds of the Public Offering may be used by the Borrower to redeem in full all of the Class B Preferred Stock of the Borrower, and to pay a $6,000,000 bonus to Mary Sue Hansell and Raymond Hansell under their employment agreements with the Borrower entered into pursuant to the terms of the Recapitalization Agreement. The Hansells may also convert all of the principal amount payable (or which may have been payable in the future upon the happening of certain events) under the Borrower's promissory notes to the Hansells evidencing Subordinated Indebtedness into shares of common stock of the Borrower.

        3. Any costs and expenses up to $750,000 in the aggregate incurred by the Borrower in connection with the Public Offering shall not be deemed to be costs or expenses of the Borrower in connection with the computation of the covenants under the Credit Agreement.
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Chemical Bank,
June 28, 1996
Page 2

        4. From and after the closing of the Public Offering, there shall be only one class of common stock of the Borrower, and from and after such closing, any reference in the Warrant to Warrant Shares shall be deemed to be a reference to the applicable number of shares of such common stock, rather than to shares of Class B Common Stock.

        5. Section 8.1 of the Warrant is hereby amended and restated to read in its entirety as follows:

            8.  Registration Rights.

                        8.1.  DESCRIPTION OF RIGHTS.  If the Company at any
            time proposes for any reason to register any of its Common Stock under the Securities Act in connection with either (x) a proposed offering by the Company to the general public, or (y) a proposed offering on behalf of a holder of the Company's Common Stock to the general public pursuant to any "piggyback", demand or other registration rights granted to such holder by the Company, the Company shall at such time promptly give written notice to the Warrantholder and all holders of Warrants Shares theretofore purchased upon the exercise hereof of the Company's intention to do so, and, upon the written request, given within thirty (30) days after the date of any such notice, of the Warrantholder or the holders of Warrant Shares theretofore purchased upon the exercise hereof to register any of the shares purchased or purchasable hereunder (the "Shares"), the Company shall cause all such Shares the registration of which has been so requested to be included in the Company's registration statement under the Securities Act, promptly upon receipt of the written request of the Warrantholder and/or such holders for such registration. In no event, however, shall the Company be required to continue with the registration of shares of its Common Stock if the Board of Directors of the Company determines that it is no longer in the best interests of the Company to proceed with the registration. In the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, and, if the managing underwriter determines and advises the holders thereof in writing that the inclusion of all Shares and other Common Stock of the Company entitled to be included in the registration ("Other Registrable Stock") originally covered by a request for registration would interfere with the successful marketing of such securities, the
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Chemical Bank,
June 28, 1996
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                number of Shares and shares of Other Registrable Stock that may, in the sole discrection of the managing underwriter, be included in the registration statement on behalf of the holders thereof, if any, shall be allocated: in the case of (x) above, first, to the securities sought to be included by the Company in such registration statement; and, second, to the holders of the Other Registrable Stock and the Warrantholder in proportion, as nearly as practicable, to the respective number of shares of Other Registrable Stock and Shares that they had requested to be included in such registration statement; and in the case of (y) above, to the holders of the securities sought to be included by the holder of Common Stock requesting and entitled to such registration and the Warrantholder in proportion, as nearly as practicable, to the respective number of shares held by each and requested to be included in such registration statement (provided, however, that in no event shall the percentage of the Warrantholder's shares which the Warrantholder may include in such registration statement unless and until all shares of the holders of Common Stock requesting and entitled to such registration have been included be greater than the percentage of the shares acquired by Advanta Partners LP ("APLP") pursuant to the Recapitalization Agreement referred to in the Credit Agreement which APLP is permitted to include in such registration statement, such proviso to remain in effect only so long as APLP is the holder of shares of Common Stock subject to any such restrictions on registration; and second to the holders of the Other Registrable Stock. Notwithstanding anything to the contrary set forth herein, the Company shall not be obligated to include in any registration statement any Shares that, in the opinion of counsel satisfactory to the Company, may be transferred without registration under the Securities Act.

        6. Promptly after the execution hereof, you agree to execute and deliver to Smith Barney Inc. a "lockup" letter relating to the Warrant and any shares of stock of the Borrower which you or any other party may acquire pursuant to the exercise of the Warrant pursuant to which it is agreed that for a period of 180 days after the date of the final Prospectus relating to the Public Offering neither any portion of the Warrant or any such shares will be sold, offered for sale or otherwise transferred or disposed of, and no announcement or disclosure of any intention with respect to any such sale or transfer shall be made, with such letter containing other customary terms.

        In the event of any inconsistency between the terms of the Credit Agreement and the terms of this Agreement, the terms of this Agreement shall control and take precedence.
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Chemical Bank
June 28, 1996
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        Please confirm your agreement to the foregoing by signing and returning a copy of this letter. By execution hereof you hereby confirm that you currently are the sole Lender under the Credit Agreement and have not assigned, or granted a participation interest in, any of your rights or any loans previously made thereunder.

                        RMH SALES AND MARKETING CONSULTING, INC.

                        By /s/ MarySue Lucci Hansell
                           _____________________________________
                           President


Acknowledged and agreed to:

Chemical Bank

By /s/ C. Scott Fields
   --------------------
   Vice-President